                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12
Report of Independent Accountants................ 16
Dividend Reinvestment Plan....................... 17

VJV ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our                 [photo]
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan     DENNIS J. MCDONNELL AND DON G. POWELL
Stanley, has joined Van Kampen American
Capital as president and chief
executive officer. I will continue as chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.
    In New Jersey, moderately strong economic growth contributed to a budget surplus in excess of $1 billion -- a level that has been achieved for the past five years. Job growth picked up substantially, as did personal income growth, although both still lag national averages. State tax revenues rose as a result of these economic gains which, when

                                                           Continued on page two
combined with spending restraint, helped to boost the surplus. The state's fiscal health was also underpinned by a policy decision to end its reliance on one-shot revenue sources, and the sale of $2.8 billion in new bonds -- the state's largest bond issue ever -- to shore up the state's pension fund.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
     as of October 31, 1997

AAA................  58.4%
AA.................  12.3%
A..................  11.9%
BBB................  17.4%

*As a percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, these bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by the Standard & Poor's Ratings Group, tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability. In addition, spreads between the yields of high-quality and low-quality bonds were tight. These spreads have compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. In this environment, it was difficult to justify purchasing lower-rated securities and assuming the additional credit risk. Trading was also restrained by a tight supply of new municipal bond issues in New Jersey, and bidding restrictions on new issues which made it difficult to customize purchases for the Trust.
    Acquisitions focused on enhancing the Trust's call protection as well as its dividend-paying ability. In an effort to limit the number of bonds that could be "called" at any one time, we purchased long-term, relatively high-yielding premium bonds that will not be callable for many years. In addition, we purchased long-term discount bonds during the second half of the fiscal year in order to enhance the portfolio's potential price appreciation while interest rates were falling.

                                                         Continued on page three

    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    Purchases were financed from the proceeds of a call on the Trust's $2.4 million position in Elizabethtown Gas bonds, which had been prerefunded. In addition, we sold the Trust's holdings in a multi-family housing issue in order to capture capital gains. Looking ahead, we hope to take advantage of trading opportunities in order to boost the earnings of the Trust.
    During the period, we maintained our concentration on health-care and general purpose bonds. The health-care sector continues to improve financially due to industry consolidation and efforts to control operating expenses. Facilities serving many uninsured patients, however, are under pressure from cuts in state reimbursement rates. We believe the Trust is well-positioned to handle stresses in the health-care sector because most of its securities in this sector are insured. General purpose bonds, backed by the full faith and credit of state and local governments, have been underpinned by New Jersey's growing economy. As a result of that strength, we expect the state's balance sheet to show a surplus of more than $1 billion for 1997.
    During the second half of the fiscal year, we attempted to keep the Trust's duration in line with its market benchmark. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, the duration of the Trust's bond portfolio stood at
7.17 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

                    Health Care....................... 28.8%
                    Transportation.................... 15.2%
                    General Purpose................... 13.2%
                    Waste Disposal..................... 8.0%
                    Other Care......................... 7.7%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital New Jersey Value Municipal Income Trust generated a total return at market price of 21.79 percent(1). The Trust offered a tax-exempt distribution rate of 5.61 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $13.375, a 11.5 percent discount to its net asset value of $15.12. Because income from the Trust is exempt from federal and New Jersey income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.37 percent(4) (for investors in the combined federal and state income tax bracket of 40.1 percent).
    As a result of the Trust's improved earnings, the Board of Trustees approved an increase in its monthly dividend from $0.0580 to $0.0625 per common share, payable December 31, 1996.

                                                          Continued on page four

                         [DISTRIBUTION HISTORY GRAPH]

Twelve-month Distribution History
For the Period Ended October 31, 1997


                                                Distribution per Common Share
                                                Dividends
Nov 1996......................................  $.0580
Dec 1996......................................  $.0625
Jan 1997......................................  $.0625
Feb 1997......................................  $.0625
Mar 1997......................................  $.0625
Apr 1997......................................  $.0625
May 1997......................................  $.0625
Jun 1997......................................  $.0625
Jul 1997......................................  $.0625
Aug 1997......................................  $.0625
Sep 1997......................................  $.0625
Oct 1997......................................  $.0625


The dividend history represents past performance of the Trust future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will range between 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, leveraged costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

/s/ Don G. Powell
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

/s/ Dennis J. McDonnell
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

                     VAN KAMPEN AMERICAN CAPITAL NEW JERSEY
                          VALUE MUNICIPAL INCOME TRUST
                           (AMEX TICKER SYMBOL--VJV)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............   21.79%
One-year total return based on NAV(2).....................   11.09%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    5.61%

Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    9.37%

 SHARE VALUATIONS

Net asset value...........................................  $ 15.12
Closing common stock price................................  $13.375
One-year high common stock price (07/10/97)...............  $14.500
One-year low common stock price (11/22/96)................  $11.625
Preferred share rate(5)...................................   3.600%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.1% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  93.4%
         NEW JERSEY  87.3%
$ 500    Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)...   6.800%   12/01/25  $   545,090
  500    Delaware River Port Auth PA & NJ (FGIC Insd)....   5.500    01/01/26      505,000
1,000    Essex Cnty, NJ Impt Auth Lease-Newark...........   6.600    04/01/14    1,074,550
1,000    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).........   5.375    09/01/10    1,033,490
1,000    Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
         (FSA Insd)......................................   5.500    04/01/11    1,040,170
  750    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
         (MBIA Insd).....................................   6.500    12/01/11      815,760
1,000    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
         (MBIA Insd).....................................   6.600    12/01/21    1,091,760
1,250    Hudson Cnty, NJ Impt Auth Solid Waste Sys Rev
         Ser A...........................................   6.100    07/01/20    1,300,163
1,250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec........       *    04/01/11      638,525
  525    Middlesex Cnty, NJ Ctfs Partn (MBIA Insd).......   5.900    08/15/09      563,546
1,500    New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Ser A........................   6.200    12/01/10    1,574,670
2,215    New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
         Convalescent Ser A Rfdg (FHA Gtd)...............   6.650    02/01/23    2,395,323
2,000    New Jersey Econ Dev Auth Mkt Transition Fac Rev
         Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/08    2,150,760
1,000    New Jersey Econ Dev Auth Mkt Transition Fac Rev
         Sr Lien Ser A (MBIA Insd).......................   5.800    07/01/09    1,068,540
2,000    New Jersey Econ Dev Auth Rev Morris Hall Saint
         Lawrence
         Proj A..........................................   6.250    04/01/25    2,126,880
1,000    New Jersey Hlthcare Fac Fin Auth Rev Atlantic
         City Med Cent
         Ser C Rfdg......................................   6.800    07/01/11    1,097,790
1,500    New Jersey Hlthcare Fac Fin Auth Rev Berkeley
         Heights Convalescent (AMBAC Insd)...............   5.000    07/01/26    1,436,070
  300    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)...................   7.000    07/01/04      342,018
  750    New Jersey Hlthcare Fac Fin Auth Rev Elizabeth
         Genl Med Cent Ser C.............................   7.375    07/01/15      797,475
1,745    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................   6.500    07/01/11    1,997,851
2,250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................   6.750    07/01/19    2,599,852
2,500    New Jersey Hlthcare Fac Fin Auth Rev Jersey
         Shore Med Cent Rfdg (AMBAC Insd)................   6.125    07/01/11    2,708,400
  690    New Jersey Hlthcare Fac Fin Auth Rev Robert Wood
         Johnson Univ Hosp Ser B (MBIA Insd).............   6.625    07/01/16      747,788
1,000    New Jersey Hlthcare Fac Fin Auth Rev Saint Mary
         Hosp............................................   5.875    07/01/12    1,019,110
1,500    New Jersey Hlthcare Fac Fin Auth Rev Southern
         Ocean Cnty Hosp Ser A...........................   6.125    07/01/13    1,559,295
2,500    New Jersey Hlthcare Fac Fin Auth Rev Southern
         Ocean Cnty Hosp Ser A...........................   6.250    07/01/23    2,605,625
1,900    New Jersey St Edl Fac Auth Rev Univ of Med &
         Dentistry Ser B (AMBAC Insd)....................   5.250    12/01/14    1,916,207

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------

         NEW JERSEY (CONTINUED)
$2,400   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
         Insd)...........................................   6.500%   01/01/16  $ 2,786,904
2,450    Newark, NJ Brd Edl (MBIA Insd)..................   5.875    12/15/09    2,648,278
1,000    Perth Amboy, NJ Brd Edl Ctfs Partn (FSA Insd)...   6.125    12/15/17    1,056,230
1,100    Port Auth NY & NJ Cons 104th Ser (AMBAC Insd)...   5.200    07/15/16    1,097,954
1,130    Port Auth NY & NJ Cons 106th Ser................   5.625    07/01/08    1,199,563
1,000    Port Auth NY & NJ Cons 109th Ser................   5.375    07/15/22    1,002,000
1,000    Rutgers St Univ NJ St Univ of NJ Ser A Rfdg.....   6.400    05/01/13    1,150,350
1,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
         Svc Elec & Gas Ser D Rfdg (MBIA Insd)...........   6.550    10/01/29    1,110,070
  750    Secaucus, NJ Muni Util Auth Swr Rev Ser A
         Rfdg............................................   6.000    12/01/08      823,695
2,250    Union Cnty, NJ Indl Pollutn Ctl Fin Auth Pollutn
         Ctl Rev American Cyanamid Co Rfdg...............   5.800    09/01/09    2,463,952
1,000    University Med & Dentistry NJ Ctfs Partn Ser A
         (MBIA Insd).....................................   5.000    09/01/22      964,110
1,680    Washington Twp NJ Muni Util Auth Mercer Cnty
         (MBIA Insd).....................................   5.800    09/01/13    1,731,559
                                                                               -----------
                                                                                54,786,373
                                                                               -----------
         GUAM  1.6%
1,000    Guam Govt Ser A.................................   5.625    09/01/02    1,013,170
                                                                               -----------
         PUERTO RICO  4.5%
2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd) (a)............   5.730    07/01/21    2,297,400
  500    Puerto Rico Elec Pwr Auth Pwr Rev Ser T.........   6.125    07/01/09      543,770
                                                                               -----------
                                                                                 2,841,170
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  93.4%
  (Cost $54,815,747).........................................................   58,640,713
                                                                               -----------
SHORT-TERM INVESTMENTS
New Jersey Econ Dev Auth Indl & Econ Dev Rev Toys R Us Inc.
  ($600,000 par, yielding 3.55%, 11/03/97 maturity)..........................      600,000
New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svc Elec & Gas Co--A Rfdg
  ($1,800,000 par, yielding 3.35%, 11/03/97 maturity)........................    1,800,000
Port Auth NY & NJ Spl Oblig Rev Ser 2
  ($1,000,000 par, yielding 3.65%, 11/03/97 maturity)........................    1,000,000
                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS  5.4% (Cost $3,400,000).........................    3,400,000
                                                                               -----------
TOTAL INVESTMENTS  98.8% (Cost $58,215,747)..................................   62,040,713
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..................................      747,749
                                                                               -----------
NET ASSETS  100.0%...........................................................  $62,788,462
                                                                                ----------

*Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $58,215,747)........................    $62,040,713
Cash........................................................         17,543
Interest Receivable.........................................        999,434
Unamortized Organizational Costs............................          2,466
Other.......................................................            211
                                                                -----------
      Total Assets..........................................     63,060,367
                                                                -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................         34,510
  Income Distributions--Common and Preferred Shares.........         26,079
  Administrative Fee........................................         10,619
  Affiliates................................................          9,846
Accrued Expenses............................................        120,459
Trustees' Deferred Compensation and Retirement Plans........         70,392
                                                                -----------
      Total Liabilities.....................................        271,905
                                                                -----------
NET ASSETS..................................................    $62,788,462
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 500 issued with liquidation preference of $50,000
  per share)................................................    $25,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,499,940 shares issued and
  outstanding)..............................................         24,999
Paid in Surplus.............................................     36,520,666
Net Unrealized Appreciation.................................      3,824,966
Accumulated Undistributed Net Investment Income.............        344,573
Accumulated Net Realized Loss...............................     (2,926,742)
                                                                -----------
      Net Assets Applicable to Common Shares................     37,788,462
                                                                -----------
NET ASSETS..................................................    $62,788,462
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($37,788,462 divided
  by 2,499,940 shares outstanding)..........................    $     15.12
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,490,286
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     399,571
Administrative Fee..........................................     122,945
Preferred Share Maintenance.................................      81,917
Trustees' Fees and Expenses.................................      18,509
Legal.......................................................       7,684
Custody.....................................................       5,599
Amortization of Organizational Costs........................       4,997
Other.......................................................     122,854
                                                              ----------
    Total Expenses..........................................     764,076
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,726,210
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  181,179
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,074,186
  End of the Period.........................................   3,824,966
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,750,780
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,931,959
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,658,169
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                        Year Ended         Year Ended
                                                     October 31, 1997   October 31, 1996
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $   2,726,210      $ 2,743,988
Net Realized Gain/Loss..............................       181,179          (82,707)
Net Unrealized Appreciation During the Period.......     1,750,780          228,995
                                                     -------------      -----------
Change in Net Assets from Operations................     4,658,169        2,890,276
                                                     -------------      -----------
Distributions from Net Investment Income:
  Common Shares.....................................    (1,863,561)      (1,739,846)
  Preferred Shares..................................      (817,288)        (834,595)
                                                     -------------      -----------
Total Distributions.................................    (2,680,849)      (2,574,441)
                                                     -------------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     1,977,320          315,835
NET ASSETS:
Beginning of the Period.............................    60,811,142       60,495,307
                                                     -------------      -----------
End of the Period (Including accumulated
  undistributed net investment income of $344,573
  and $299,212, respectively).......................  $ 62,788,462      $60,811,142
                                                      ============      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             April 30, 1993
                                                                             (Commencement
                                           Year Ended October 31,            of Investment
                                    -------------------------------------    Operations) to
                                     1997      1996      1995      1994     October 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................  $14.324   $14.198   $12.137    $15.600   $    14.638
                                    -------   -------   -------    -------   -----------
  Net Investment Income...........    1.091     1.098     1.086      1.044          .374
  Net Realized and Unrealized
    Gain/Loss.....................     .774      .058     2.071     (3.468)         .913
                                    -------   -------   -------    -------   -----------
Total from Investment
  Operations......................    1.865     1.156     3.157     (2.424)        1.287
                                    -------   -------   -------    -------   -----------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...     .746      .696      .736       .780          .260
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......     .327      .334      .360       .250          .065
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders...      -0-       -0-       -0-       .007           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......      -0-       -0-       -0-       .002           -0-
                                    -------   -------   -------    -------   -----------
Total Distributions...............    1.073     1.030     1.096      1.039          .325
                                    -------   -------   -------    -------   -----------
Net Asset Value, End of the
  Period..........................  $15.116   $14.324   $14.198    $12.137   $    15.600
                                    =======   ========  ========   =======   ===========
Market Price Per Share at End of
  the Period......................  $13.375   $11.625   $11.625    $10.875   $    14.625
Total Investment Return at Market
  Price (b).......................    21.79%     5.98%    13.78%    (20.92%)        (.78%)*
Total Return at Net Asset Value
  (c).............................    11.09%     5.91%    23.66%    (17.60%)        5.78%*
Net Assets at End of the Period
  (In millions)...................    $62.8     $60.8     $60.5      $55.3   $      64.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................     2.09%     2.15%     2.30%      2.24%         2.01%
Ratio of Expenses to Average Net
  Assets..........................     1.24%     1.26%     1.31%      1.31%         1.47%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............     5.23%     5.40%     5.51%      5.69%         4.07%
Portfolio Turnover................        8%       25%       34%        53%            7%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.362 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New Jersey Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $2,926,742 which will expire between October 31, 2002 and October 31, 2004.

    At October 31, 1997, for federal income tax purposes cost of long- and short-term investments is $58,215,747; the aggregate gross unrealized appreciation is $3,826,347 and the aggregate gross unrealized depreciation is $1,381 resulting in net unrealized appreciation of $3,824,966.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

                                October 31, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $44,500 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,797,630 and $7,070,455, respectively.

4. PREFERRED SHARES
The Trust has outstanding 500 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1997, was 3.600%. During the year ended October 31, 1997, the rates ranged from 2.00% to 5.00%.

                                October 31, 1997
--------------------------------------------------------------------------------
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital New Jersey Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New Jersey Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New Jersey Value Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 2,228,298 shares voted for the proposal, 22,901 shares voted against, 24,610 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                   # OF SHARES
                                             -----------------------
                                             IN FAVOR       WITHHELD
--------------------------------------------------------------------
David C. Arch                                2,252,970        22,369
Howard J Kerr                                2,252,969        22,369
Dennis J. McDonnell                          2,252,969        22,369

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 1,947,375 shares voted for the proposal, 14,187 shares voted against, 8,699 shares abstained and 305,548 shares represented broker non-votes.